Supplement dated October 20, 2022, to the Prospectus and Summary Prospectuses of AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund (each, a “Fund,” together, the “Funds”), each dated May 1, 2022, as may be revised or supplemented from time to time.

On October 19, 2022, Natixis Investment Managers and AlphaSimplex Group, LLC (“AlphaSimplex”), the Funds’ investment adviser, entered into an agreement with Virtus Partners, Inc., a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-affiliate asset manager, providing for the acquisition of AlphaSimplex by Virtus. The transaction is not expected to result in a change to the personnel responsible for the day-to-day portfolio management of the Funds. The transaction is subject to a variety of conditions, including receipt of certain client consents or approvals, and is expected to occur in Q1 2023.

In light of these events, various options regarding the Funds’ future are being evaluated, which may include a proposal to transfer the assets and liabilities of the Funds into newly created series of Virtus Funds in a reorganization that would be intended to be tax free.

Additional information on the arrangements will be provided in subsequent supplements or other documents provided to the shareholders.

Note: The foregoing is not an offer to sell, nor a solicitation of an offer to buy shares of any fund, nor is it a solicitation of any proxy. Shares are sold only by means of a prospectus, which contains important information about fees, expenses and risks.